PROSPECTUS  |  MAY 1, 2012

AllianceBernstein Variable Products Series Fund, Inc.
Class B Prospectus

AllianceBernstein VPS
    Real Estate Investment Portfolio

This Prospectus describes the Portfolio that is available as an underlying investment through your variable contract. For information about your variable contract, including information about insurance-related expenses, see the prospectus for your variable contract which accompanies this Prospectus.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
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                                                                    Page
SUMMARY INFORMATION................................................    4

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S RISKS AND INVESTMENTS.    8

SUMMARY INFORMATION
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ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
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INVESTMENT OBJECTIVE
The Portfolio's investment objective is total return from long-term growth of capital and income.

FEES AND EXPENSES OF THE PORTFOLIO
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The operating expenses information below is designed to assist Contractholders of variable products that invest in the Portfolio in understanding the fees and expenses that they may pay as an investor. Because the information does not reflect deductions at the separate account level or contract level for any charges that may be incurred under a contract,
Contractholders that invest in the Portfolio should refer to the variable contract prospectus for a description of fees and expenses that apply to
Contractholders. Inclusion of these charges would increase the fees and expenses provided below.

SHAREHOLDER FEES (fees paid directly from your investment)
N/A

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

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Management Fees                                                            .55%
Distribution (12b-1) Fees                                                  .25%
Other Expenses                                                             .33%
                                                                          -----
Total Portfolio Operating Expenses                                        1.13%
                                                                          =====
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EXAMPLES
The Examples are intended to help you compare the cost of investing in the
Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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After 1 Year                                                             $  115
After 3 Years                                                            $  359
After 5 Years                                                            $  622
After 10 Years                                                           $1,375
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PORTFOLIO TURNOVER
The Portfolio pays transaction costs, such as commissions, when it buys or sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These transaction costs, which are not reflected in the Annual Portfolio Operating Expenses or in the Examples,
affect the Portfolio's performance. During the most recent fiscal year, the
Portfolio's portfolio turnover rate was 114% of the average value of its portfolio.

PRINCIPAL STRATEGIES
Under normal circumstances, the Portfolio invests at least 80% of its net assets in the equity securities of real estate investment trusts, or REITs, and other real estate industry companies, such as real estate operating companies, or REOCs. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diversified geographically and by property type.

The Portfolio's investment policies emphasize investment in companies determined by the Adviser to be undervalued relative to their peers. In selecting real estate equity securities, the Adviser uses its fundamental and quantitative research to seek to identify companies where the magnitude and growth of cash flow streams have not been appropriately reflected in the price of the security. These securities may trade at a more attractive valuation than others that may have similar overall fundamentals. The Adviser's fundamental research efforts are focused on forecasting the short- and long-term normalized cash generation capability of real estate companies by isolating supply and demand for property types in local markets, determining the replacement value of properties, assessing future development opportunities, and normalizing capital structures of real estate companies.

The Portfolio may invest in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. These securities include mortgage pass-through certificates, real estate mortgage investment conduit certificates, or REMICs, and collateralized mortgage obligations, or
CMOs. The Portfolio may also invest in short-term investment grade debt securities and other fixed-income securities.

The Portfolio invests in equity securities that include common stock, shares of beneficial interests of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("real estate equity securities"). The Portfolio may invest in foreign securities and enter into forward commitments and standby commitment agreements.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. Currency and equity positions are evaluated separately. The Adviser may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge all or a portion of its currency risk, the Portfolio may, from time to time, invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Portfolio may enter into derivatives transactions, such as options, futures, forwards and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indexes, futures contracts
(including futures contracts on individual securities and stock indexes) or shares of exchange-traded funds ("ETFs"). These transactions may be used, for example, to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio's portfolio from a decline in value, sometimes within certain ranges.

PRINCIPAL RISKS
..  MARKET RISK: The value of the Portfolio's assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

..  INTEREST RATE RISK: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

..  CREDIT RISK: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

..  REAL ESTATE RISK: The Portfolio's investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws.

..  PREPAYMENT RISK: The value of mortgage-related or other asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some of these securities may occur during periods of falling mortgage interest rates and expose the Portfolio to a lower rate of return upon reinvestment of principal. Early payments associated with these securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

..  DERIVATIVES RISK: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the
   Portfolio, and may be subject to counterparty risk to a greater degree than more traditional investments.

..  LEVERAGE RISK: To the extent the Portfolio uses leveraging techniques, its net asset value, or NAV, may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Portfolio's investments.

..  FOREIGN (NON-U.S.) RISK: Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

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..  CURRENCY RISK: Fluctuations in currency exchange rates may negatively affect the value of the Portfolio's investments or reduce its returns.

..  MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the
   Portfolio, but there is no guarantee that its techniques will produce the intended results.

As with all investments, you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

..  how the Portfolio's performance changed from year to year over ten years; and

..  how the Portfolio's average annual returns for one, five and ten years compare to those of a broad-based securities market index.

The performance information does not take into account separate account charges. If separate account charges were included, an investor's return would be lower. The Portfolio's past performance, of course, does not necessarily indicate how it will perform in the future.

BAR CHART

                                   [CHART]

                             Calendar Year End (%)

  02      03      04      05      06      07       08       09      10      11
------  ------  ------  ------  ------  -------  -------  ------  ------  ------
 2.31%  39.02%  35.28%  11.40%  34.88%  -14.76%  -35.82%  29.22%  26.05%   8.75%

During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 32.54%, 3RD QUARTER, 2009; AND WORST QUARTER WAS DOWN
-36.87%, 4TH QUARTER, 2008.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended December 31, 2011)

                                                      1 YEAR 5 YEARS 10 YEARS
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Portfolio                                             8.75%  -0.63%   10.85%
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FTSE NAREIT Equity REIT Index
(reflects no deduction for fees, expenses, or taxes)  8.28%  -1.42%   10.20%
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INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PORTFOLIO MANAGERS
The following table lists the person responsible for day-to-day management of the Portfolio's portfolio:

EMPLOYEE        LENGTH OF SERVICE  TITLE
------------------------------------------------------------------------
Eric J. Franco  Since March 2012   Senior Vice President of the Adviser

     .   PURCHASE AND SALE OF PORTFOLIO SHARES

The Portfolio offers its shares through the separate accounts of life insurance companies ("Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the
Portfolio's shares.

     .   TAX INFORMATION

The Portfolio may pay income dividends or make capital gains distributions. The income and capital gains distributions are expected to be made in shares of the
Portfolio. See the prospectus of the separate account of the participating insurance company for federal income tax information.

     .   PAYMENTS TO INSURERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Portfolio through an Insurer or other financial intermediary, the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the Insurer or other financial intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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ADDITIONAL INFORMATION ABOUT THE PORTFOLIO'S RISKS AND INVESTMENTS
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This section of the Prospectus provides additional information about the
Portfolio's investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of the Portfolio's investment practices and additional descriptions of the Portfolio's strategies, investments, and risks can be found in the Portfolio's Statement of Additional
Information ("SAI").

DERIVATIVES
The Portfolio may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its investments, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

There are four principal types of derivatives--options, futures, forwards and swaps--each of which is described below. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately negotiated contracts.
Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

The Portfolio's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; and the risk that the counterparty will not perform its obligations. Certain derivatives may have a leverage component and involve leverage risk. Adverse changes in the value or level of the underlying asset, note or index can result in a loss substantially greater than the Portfolio's investment (in some cases, the potential loss is unlimited).

The Portfolio's investments in derivatives may include, but are not limited to, the following:

..  FORWARD CONTRACTS. A forward contract is an agreement that obligates one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or tangible asset to an agreed-upon location (rather than settled by cash) or is rolled forward into a new forward contract. The
   Portfolio's investments in forward contracts may include the following:

 - Forward Currency Exchange Contracts. The Portfolio may purchase or sell forward currency exchange contracts for hedging purposes to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies or for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other
   Derivatives and Strategies--Currency Transactions". The Portfolio, for
   example, may enter into a forward contract as a transaction hedge (to "lock in" the U.S. Dollar price of a non-U.S. Dollar security), as a position hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as a cross-hedge (to protect the value of securities the Portfolio owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

..  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. The Portfolio may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Other Derivatives and
   Strategies--Currency Transactions".

..  OPTIONS. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a
   "call option") or sell (a "put option") the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date.
   Investments in options are considered speculative. The Portfolio may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Portfolio were permitted to expire without being sold or exercised, its premium would represent a loss to the
   Portfolio. The Portfolio's investments in options include the following:

 - Options on Foreign Currencies. The Portfolio may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the
   U.S. Dollar value of foreign currency denominated securities held by the
   Portfolio and against increases in the U.S. Dollar cost

   of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, the Portfolio may forfeit the entire amount of the premium plus related transaction costs. The Portfolio may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under "Currency Transactions".

 - Other Option Strategies. In an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of its portfolio from a decline in value, sometimes within certain ranges, the Portfolio may use option strategies such as the concurrent purchase of a call or put option, including on individual securities and stock indexes, futures contracts (including on individual securities and stock indexes) or shares of ETFs at one strike price and the writing of a call or put option on the same individual security, stock index, futures contract or ETF at a higher strike price in the case of a call option or at a lower strike price in the case of a put option. The maximum profit from this strategy would result for the call options from an increase in the value of the individual security, stock index, futures contract or ETF above the higher strike price or for the put options the decline in the value of the individual security, stock index, futures contract or ETF below the lower strike price. If the price of the individual security, stock index, futures contract or ETF declines in the case of the call option or increases in the case of the put option, the Portfolio has the risk of losing the entire amount paid for the call or put options.

..  SWAP TRANSACTIONS. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon, or calculated by, reference to changes in specified prices or rates
   (e.g., interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). Except for currency swaps, the notional principal amount is used solely to calculate the payment stream, but is not exchanged. Rather, most swaps are entered into on a net basis
   (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The
   Portfolio's investments in swap transactions include the following:

 - Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a seller, the
   Portfolio receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Portfolio typically must pay the contingent payment to the buyer, which will be either (i) the
   "par value" (face amount) of the reference obligation, in which case the
   Portfolio will receive the reference obligation in return or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Portfolio, coupled with the value of any reference obligation received, may be less than the amount it pays to the buyer, resulting in a loss to the
   Portfolio. If the Portfolio is a buyer and no credit event occurs, the
   Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.

..  OTHER DERIVATIVES AND STRATEGIES

 - Currency Transactions. The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Adviser may actively manage the Portfolio's currency exposures and may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and options. The Adviser may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

 - Synthetic Foreign Equity Securities. The Portfolio may invest in different types of derivatives generally referred to as synthetic foreign equity securities. These securities may include international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer of the warrant for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index, in each case upon exercise by the Portfolio. Local access products are similar to options in that they are exercisable by the holder for an underlying security or a cash payment based upon the

                                                                             9

   value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style, which means that they may be exercised only on the expiration date.

   Other types of synthetic foreign equity securities in which the Portfolio may invest include covered warrants and low exercise price warrants. Covered warrants entitle the holder to purchase from the issuer, typically a financial institution, upon exercise, common stock of an international company or receive a cash payment (generally in U.S. Dollars). The issuer of the covered warrants usually owns the underlying security or has a mechanism, such as owning equity warrants on the underlying securities, through which it can obtain the underlying securities. The cash payment is calculated according to a pre-determined formula, which is generally based on the difference between the value of the underlying security on the date of exercise and the strike price. Low exercise price warrants are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. Dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date.
   In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

   The Portfolio will acquire synthetic foreign equity securities issued by entities deemed to be creditworthy by the Adviser, which will monitor the creditworthiness of the issuers on an ongoing basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign (non-U.S.) securities, to foreign risk and currency risk.

CONVERTIBLE SECURITIES
Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

FORWARD COMMITMENTS
Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued"
trade).

The Portfolio may invest in TBA-mortgage-backed securities. A TBA or "To Be
Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date;
however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA,
the Federal National Mortgage Association, or FNMA, or the Federal Home Loan
Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. There is the risk of loss if the value of either a purchased security declines before the settlement date or the security sold increases before the settlement date. The use of forward commitments helps the Portfolio to protect against anticipated changes in interest rates and prices.

ILLIQUID SECURITIES
Under current Securities and Exchange Commission (the "Commission") guidelines, the Portfolio limits its investments in illiquid securities to 15% of its net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Portfolio has valued the securities. The Portfolio may not be able to sell illiquid securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the
Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

INVESTMENT IN EXCHANGE-TRADED FUNDS AND OTHER INVESTMENT COMPANIES
The Portfolio may invest in shares of ETFs, subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the "1940 Act")
or any applicable rules, exemptive orders or regulatory guidance. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. The ETFs in which the
Portfolio invests will not be able to replicate exactly the performance of the indices they track because the total return generated by the securities will be reduced by transaction costs incurred in buying and selling the ETFs. In addition, the ETFs in which the Portfolio invests will incur expenses not incurred by their applicable indices, expenses that will be indirectly borne by the Portfolio. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ability of the ETFs to track their indices. The market value of an ETF's shares may differ from their net asset value, or NAV. This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities. Accordingly, there may be times when an ETF's shares trade at a discount or premium to its NAV.

The Portfolio may also invest in investment companies other than ETFs as permitted by the 1940 Act or the rules and regulations thereunder. As with ETF investments, if the Portfolio acquires shares in other investment companies, shareholders would bear, indirectly, the expenses of such investment companies
(which may include management and advisory fees), which are in addition to the
Portfolio's expenses. The Portfolios intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940
Act.

LOANS OF PORTFOLIO SECURITIES
For the purposes of achieving income, the Portfolio may make secured loans of portfolio securities to brokers, dealers and financial institutions
("borrowers") to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of or exemptive orders under the 1940 Act. Under the Portfolio's securities lending program, all securities loans will be secured continually by cash collateral. The loans will be made only to borrowers deemed by the Adviser to be creditworthy, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans justifies the attendant risk. The Portfolio will be compensated for the loan from a portion of the net return from the interest earned on cash collateral after a rebate paid to the borrower (in some cases this rebate may be a "negative rebate", or fee paid by the borrower to the Portfolio in connection with the loan) and payments for fees of the securities lending agent and for certain other administrative expenses.

The Portfolio will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Portfolio amounts equal to any income or other distributions from the securities. The Portfolio will not have the right to vote any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. When the Portfolio lends securities, its investment performance will continue to reflect changes in the value of the securities loaned.

The Portfolio will invest cash collateral in a money market fund approved by the Portfolio's Board of Directors (the "Board") and expected to be managed by the Adviser, such as AllianceBernstein Exchange Reserves. Any such investment will be at the Portfolio's risk. The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

MORTGAGE-BACKED SECURITIES
Mortgage-backed securities may be issued by the U.S. Government or one of its sponsored entities or may be issued by private organizations. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the securities.
As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Prepayments occur when the mortgagor on a mortgage prepays the remaining principal before the mortgage's scheduled maturity date. Because the prepayment characteristics of the underlying mortgages vary, it is impossible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the mortgage-backed securities. During periods of declining interest rates, prepayments can be expected to accelerate and a portfolio that invests in these securities would be required to reinvest the proceeds at the lower interest rates then available. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturity of the securities, subjecting them to a greater risk of decline in market value in response to rising interest rates. In

                                                                             11

addition, prepayments of mortgages underlying securities purchased at a premium could result in capital losses.

Mortgage-backed securities include mortgage pass-through certificates and multiple-class pass-through securities, such as REMIC pass-through certificates, CMOs and stripped mortgage-backed securities, and other types of mortgage-backed securities that may be available in the future.

Guaranteed Mortgage Pass-Through Securities. The Portfolio may invest in guaranteed mortgage pass-through securities, which represent participation interests in pools of residential mortgage loans and are issued by U.S.
Governmental or private lenders and guaranteed by the U.S. Government or one of its agencies or instrumentalities, including but not limited to GNMA, FNMA and
FHLMC.

Multiple-Class Pass-Through Securities and Collateralized Mortgage Obligations.
Mortgage-backed securities also include CMOs and REMIC pass-through or participation certificates that may be issued by, among others, U.S. Government agencies and instrumentalities as well as private lenders. CMOs and REMICs are issued in multiple classes and the principal of and interest on the mortgage assets may be allocated among the several classes of CMOs or REMICs in various ways. Each class of CMOs or REMICs, often referred to as a "tranche", is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Generally, interest is paid or accrued on all the classes of CMOs or REMICs on a monthly basis. The Portfolio will not invest in the lowest rated tranche of CMOs and REMICs.

Typically, CMOs are collateralized by GNMA or FHLMC certificates but also may be collateralized by other mortgage assets such as whole loans or private mortgage pass-through securities. Debt service on CMOs is provided from payments of principal and interest on collateral of mortgage assets and any reinvestment income.

A REMIC is a CMO that qualifies for special tax treatment under the Internal
Revenue Code of 1986, as amended, or the Code, and invests in certain mortgages primarily secured by interests in real property and other permitted investments. Investors may purchase "regular" and "residual" interest shares of beneficial interest in REMIC trusts, although the Portfolio does not intend to invest in residual interests.

REAL ESTATE INVESTMENT TRUSTS (REITS)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity
REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Portfolio, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.

REAL ESTATE INVESTMENTS
Although the Portfolio does not invest directly in real estate, it invests primarily in securities of real estate companies. Therefore, an investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds;
overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems, casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. To the extent that assets underlying the Portfolio's investments are concentrated geographically, by property type or in certain other respects, the Portfolio may be subject to certain of the foregoing risk to a greater extent. These risks may be greater for investments in non-U.S. real estate companies.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the
REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

Investing in REITs involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small-capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

REPURCHASE AGREEMENTS AND BUY/SELL BACK TRANSACTIONS
The Portfolio may enter into repurchase agreements in which the Portfolio purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Portfolio at an agreed-upon future date, normally a day or a few days later. The purchase and repurchase transactions are transacted under one agreement. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Portfolio to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, the Portfolio would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

The Portfolio may enter into buy/sell back transactions, which are similar to repurchase agreements. In this type of transaction, the Portfolio enters a trade to buy securities at one price and simultaneously enters a trade to sell the same securities at another price on a specified date. Similar to a repurchase agreement, the repurchase price is higher than the sale price and reflects current interest rates. Unlike a repurchase agreement, however, the buy/sell back transaction is considered two separate transactions.

RIGHTS AND WARRANTS
Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

SHORT SALES
The Portfolio may make short sales as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that the Portfolio does not own, or if the Portfolio owns the security, is not to be delivered upon consummation of the sale. When the Portfolio makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time the Portfolio replaces the borrowed security, the Portfolio will incur a loss; conversely, if the price declines, the Portfolio will realize a short-term capital gain. Although the Portfolio's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

STANDBY COMMITMENT AGREEMENTS
Standby commitment agreements are similar to put options that commit the
Portfolio, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Portfolio at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Portfolio is paid a commitment fee regardless of whether the security ultimately is issued. The
Portfolio will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Portfolio and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, the Portfolio will bear the risk of capital loss in the event that the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Portfolio.

ADDITIONAL RISK AND OTHER CONSIDERATIONS
Investments in the Portfolio involve the special risk considerations described below.

FOREIGN (NON-U.S.) SECURITIES
Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. The Portfolio's investments in securities of foreign issuers may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United
States.

Securities registration, custody, and settlement may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Portfolio. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Portfolio also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require the Portfolio to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to the Portfolio. These factors may affect the liquidity of the
Portfolio's investments in any country and the Adviser will monitor the effect of any such factor or factors on the Portfolio's investments. Transaction costs, including brokerage commissions for transactions both on and off the securities exchanges, in many foreign countries are generally higher than in the United States.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some

                                                                             13

cases significantly, from U.S. standards in important respects, and less information may be available to investors in securities of foreign issuers than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S.
issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, the Portfolio could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Portfolio than that provided by U.S. laws.

FOREIGN (NON-U.S.) CURRENCIES
The Portfolio invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies and, will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar.
Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or non U.S. governments or central banks or by currency controls or political developments. In light of these risks, the Portfolio may engage in certain currency hedging transactions, as described above, which involve certain special risks. The Portfolio may also invest directly in foreign currencies for non-hedging purposes directly on a spot basis (i.e., cash) or through derivative transactions, such as forward currency exchange contracts, futures and options thereon, swaps and options as described above. These investments will be subject to the same risks. In addition, currency exchange rates may fluctuate significantly over short periods of time, causing the Portfolio's NAV to fluctuate.

FUTURE DEVELOPMENTS
The Portfolio may take advantage of other investment practices that are not currently contemplated for use by the Portfolio, or are not available but may yet be developed, to the extent such investment practices are consistent with the Portfolio's investment objective and legally permissible for the Portfolio.
Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

CHANGES IN INVESTMENT OBJECTIVES AND POLICIES
The ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES (VPS) FUND'S (the "Fund") Board
may change the Portfolio's investment objective without shareholder approval.
The Portfolio will provide shareholders with 60 days' prior written notice of any change to the Portfolio's investment objective. Unless otherwise noted, all other investment policies of the Portfolio may be changed without shareholder approval.

TEMPORARY DEFENSIVE POSITION
For temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Portfolio may invest in certain types of short-term, liquid, investment grade or high quality debt securities.
While the Portfolio is investing for temporary defensive purposes, it may not meet its investment objectives.

PORTFOLIO HOLDINGS
The Portfolio's SAI includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

INVESTING IN THE PORTFOLIO
--------------------------------------------------------------------------------

HOW TO BUY AND SELL SHARES
The Portfolio offers its shares through the separate accounts of life insurance companies (the "Insurers"). You may only purchase and sell shares through these separate accounts. See the prospectus of the separate account of the participating insurance company for information on the purchase and sale of the
Portfolio's shares. AllianceBernstein Investments, Inc. ("ABI") may, from time to time, receive payments from Insurers in connection with the sale of the
Portfolio's shares through the Insurers' separate accounts.

The purchase or sale of the Portfolio's shares is priced at the next determined
NAV after the order is received in proper form.

The Insurers maintain omnibus account arrangements with the Fund in respect of the Portfolio and place aggregate purchase, redemption and exchange orders for shares of the Portfolio corresponding to orders placed by the Insurers'
customers ("Contractholders") who have purchased contracts from the Insurers, in each case, in accordance with the terms and conditions of the relevant contract. Omnibus account arrangements maintained by the Insurers are discussed below under "Policy Regarding Short-Term Trading".

DISTRIBUTION ARRANGEMENTS
The Portfolio has adopted a plan under Commission Rule 12b-1 that allows the
Portfolios to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of their shares. The amount of this fee for the
Class B shares of the Portfolios is .25% of the aggregate average daily net assets. Because these fees are paid out of the Portfolios' assets on an ongoing basis, over time these fees will increase the costs of your investment and may cost you more than paying other types of sales charges.

ABI may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

PAYMENTS TO FINANCIAL INTERMEDIARIES
Financial intermediaries, such as the Insurers, market and sell shares of the
Portfolio and typically receive compensation for selling shares of the
Portfolio. This compensation is paid from various sources.

  Insurers or your financial intermediary receive compensation from ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  - Rule 12b-1 fees;
  - defrayal of costs for educational seminars and training;
  - additional distribution support; and
  - payments related to providing Contractholder recordkeeping and/or administrative services.

In the case of Class B shares, up to 100% of the Rule 12b-1 fees applicable to
Class B shares each year may be paid to the financial intermediary that sells
Class B shares.

ABI and/or the Adviser may pay Insurers or other financial intermediaries to perform recordkeeping and administrative services in connection with the
Portfolio. Such payments will generally not exceed 0.35% of the average daily net assets of the Portfolio attributable to the Insurer.

OTHER PAYMENTS FOR EDUCATIONAL SUPPORT AND DISTRIBUTION ASSISTANCE
In addition to the fees described above, ABI, at its expense, currently provides additional payments to the Insurers that sell shares of the Portfolio.
These sums include payments to reimburse directly or indirectly the costs incurred by the Insurers and their employees in connection with educational seminars and training efforts about the Portfolio for the Insurers' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

For 2012, ABI's additional payments to these firms for educational support and distribution assistance related to the Portfolios are expected to be approximately $500,000. In 2011, ABI paid additional payments of approximately
$500,000 for the Portfolios.

  IF ONE MUTUAL FUND SPONSOR THAT OFFERS SHARES TO SEPARATE ACCOUNTS OF AN
  INSURER MAKES GREATER DISTRIBUTION ASSISTANCE PAYMENTS THAN ANOTHER, THE
  INSURER MAY HAVE AN INCENTIVE TO RECOMMEND OR OFFER THE SHARES OF FUNDS OF
  ONE FUND SPONSOR OVER ANOTHER.

  PLEASE SPEAK WITH YOUR FINANCIAL INTERMEDIARY TO LEARN MORE ABOUT THE TOTAL
  AMOUNTS PAID TO YOUR FINANCIAL INTERMEDIARY BY THE ADVISER, ABI AND BY OTHER
  MUTUAL FUND SPONSORS THAT OFFER SHARES TO INSURERS THAT MAY BE RECOMMENDED TO
  YOU. YOU SHOULD ALSO CONSULT DISCLOSURES MADE BY YOUR FINANCIAL INTERMEDIARY
  AT THE TIME OF PURCHASE.

As of the date of this Prospectus, ABI anticipates that the Insurers or their affiliates that will receive additional payments for educational support include:

  AIG SunAmerica
  Genworth Financial
  Great West Life & Annuity Company
  Lincoln Financial Distributors
  Merrill Lynch
  Metlife Investors Group Inc.
  Morgan Stanley Smith Barney
  Ohio National
  Pacific Life Insurance Co.
  Principal Financial Group
  Prudential Financial

                                                                             15

  RiverSource Distributors
  SunLife Financial
  The Hartford
  Transamerica Financial

Although the Portfolio may use brokers and dealers who sell shares of the
Portfolio to effect portfolio transactions, the Portfolio does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES
The Fund's Board has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Portfolio shares or excessive or short-term trading that may disadvantage long-term Contractholders. These policies are described below. There is no guarantee that the Portfolio will be able to detect excessive or short-term trading or to identify Contractholders engaged in such practices, particularly with respect to transactions in omnibus accounts. Contractholders should be aware that application of these policies may have adverse consequences, as described below, and should avoid frequent trading in Portfolio shares through purchases, sales and exchanges of shares.
The Portfolio reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any Insurer or a Contractholder's financial intermediary.

RISKS ASSOCIATED WITH EXCESSIVE OR SHORT-TERM TRADING GENERALLY. While the Fund
will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, Contractholders that engage in rapid purchases and sales or exchanges of the Portfolio's shares dilute the value of shares held by long-term Contractholders. Volatility resulting from excessive purchases and sales or exchanges of shares of the Portfolio, especially involving large dollar amounts, may disrupt efficient portfolio management and cause the
Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate redemptions relating to short-term trading activity. In particular, the Portfolio may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. In addition, the Portfolio may incur increased administrative and other expenses due to excessive or short-term trading and increased brokerage costs.

Investments in securities of foreign issuers may be particularly susceptible to short-term trading strategies. This is because securities of foreign issuers are typically traded on markets that close well before the time the Portfolio calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a Contractholder engaging in a short-term trading strategy to exploit differences in share prices that are based on closing prices of securities of foreign issuers established some time before the Portfolio calculates its own share price (referred to as "time zone arbitrage"). The Portfolio has procedures, referred to as fair value pricing, designed to adjust closing market prices of securities of foreign issuers to reflect what is believed to be fair value of those securities at the time the
Portfolio calculates its NAV. While there is no assurance, the Portfolio expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a Contractholder's ability to engage in time zone arbitrage to the detriment of other
Contractholders.

Contractholders engaging in a short-term trading strategy may also target the
Portfolio irrespective of its investments in securities of foreign issuers. If the Portfolio invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, it has the risk that the current market price for the securities may not accurately reflect current market values. Contractholders may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). The
Portfolio may be adversely affected by price arbitrage.

POLICY REGARDING SHORT-TERM TRADING. Purchases and exchanges of shares of the
Portfolio should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of shares of the
Portfolio. The Fund seeks to prevent such practices to the extent they are detected by the procedures described below, subject to the Fund's ability to monitor purchase, sale and exchange activity. Insurers utilizing omnibus account arrangements may not identify to the Fund, ABI or AllianceBernstein
Investor Services, Inc. ("ABIS") Contractholders' transaction activity relating to shares of the Portfolio on an individual basis. Consequently, the Fund, ABI and ABIS may not be able to detect excessive or short-term trading in shares of the Portfolio attributable to a particular Contractholder who effects purchase and redemption and/or exchange activity in shares of the Portfolio through an
Insurer acting in an omnibus capacity. In seeking to prevent excessive or short-term trading in shares of the Portfolio, including the maintenance of any transaction surveillance or account blocking procedures, the Fund, ABI and ABIS consider the information actually available to them at the time. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

..  TRANSACTION SURVEILLANCE PROCEDURES. The Portfolio, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Portfolio shares. This surveillance process involves several factors, which include scrutinizing individual Insurer's omnibus transaction activity in Portfolio shares in order to seek to ascertain whether any such activity attributable to one or more Contractholders might constitute excessive or short-term trading. Insurers' omnibus transaction activity identified by these surveillance procedures, or as a result of any other

  information actually available at the time, will be evaluated to determine whether such activity might indicate excessive or  short-term trading activity attributable to one or more Contractholders. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances.

..  ACCOUNT BLOCKING PROCEDURES. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Insurer's omnibus account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted, except to the extent the Fund, ABI or ABIS has been informed in writing that the terms and conditions of a particular contract may limit the
   Fund's ability to apply its short-term trading policy to Contractholder activity as discussed below. As a result, any Contractholder seeking to engage through an Insurer in purchase or exchange activity in shares of the
   Portfolio under a particular contract will be prevented from doing so.
   However, sales of Portfolio shares back to the Portfolio or redemptions will continue to be permitted in accordance with the terms of the Portfolio's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. As a result, unless the Contractholder redeems his or her shares, the
   Contractholder effectively may be "locked" into an investment in shares of one or more of the Portfolio that the Contractholder did not intend to hold on a long-term basis or that may not be appropriate for the Contractholder's risk profile. To rectify this situation, a Contractholder with a "blocked"
   account may be forced to redeem Portfolio shares, which could be costly if, for example, these shares have declined in value. To avoid this risk, a
   Contractholder should carefully monitor the purchases, sales, and exchanges of Portfolio shares and should avoid frequent trading in Portfolio shares.
   An Insurer's omnibus account that is blocked will generally remain blocked unless and until the Insurer provides evidence or assurance acceptable to the Fund that one or more Contractholders did not or will not in the future engage in excessive or short-term trading.

..  APPLICATIONS OF SURVEILLANCE PROCEDURES AND RESTRICTIONS TO OMNIBUS
   ACCOUNTS. The Portfolio applies its surveillance procedures to Insurers. As required by Commission rules, the Portfolio has entered into agreements with all of its financial intermediaries that require the financial intermediaries to provide the Portfolio, upon the request of the Portfolio or its agents, with individual account level information about their transactions. If the Portfolio detects excessive trading through its monitoring of omnibus accounts, including trading at the individual account level, Insurers will also execute instructions from the Portfolio to take actions to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Portfolio shares.

HOW THE PORTFOLIO VALUES ITS SHARES
The Portfolio's NAV is calculated at the close of regular trading on the New
York Stock Exchange (the "Exchange") (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, the
Portfolio's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Portfolio invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Portfolio does not price its shares, the NAV of the Portfolio's shares may change on days when shareholders will not be able to purchase or redeem their shares in the
Portfolio.

The Portfolio values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Board. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate. The Portfolio may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Portfolio to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Portfolio expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Portfolio may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Portfolio values its securities at
4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Portfolio believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

Subject to its oversight, the Board has delegated responsibility for valuing the Portfolio's assets to the Adviser. The Adviser has established a Valuation
Committee, which operates under the policies and procedures approved by the
Board, to value the Portfolio's assets on behalf of the Portfolio. The
Valuation Committee values Portfolio assets as described above. More information about the valuation of the Portfolio's assets is available in the
Portfolio's SAI.

                                                                             17

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER
The Portfolio's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas,
New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of December 31, 2011, totaling more than $406 billion (of which over $80 billion represented assets of registered investment companies sponsored by the Adviser). As of December 31,
2011, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 24 of the nation's FORTUNE 100 companies), for public employee retirement funds in 32 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, there are 33 registered investment companies managed by the Adviser, comprising 120 separate investment portfolios, with approximately
2.9 million retail accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. For these advisory services, for the fiscal year ended December 31, 2011, the Portfolio paid the Adviser as a percentage of average daily net assets .55%.

A discussion regarding the basis for the Board's approval of the Portfolio's investment advisory agreement is available in the Portfolio's semi-annual report to shareholders.

The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Portfolio. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The
Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio. When two or more of the clients of the Adviser (including the Portfolio) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

PORTFOLIO MANAGERS
The day-to-day management of, and investment decisions for, the Portfolio are made by the Adviser's REIT Senior Investment Management Team. The REIT Senior
Investment Management Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. While the members of the team work jointly to determine the investment strategy, including security selection, for the Portfolio, Mr. Eric J. Franco is primarily responsible for the day-to-day management of the Portfolio's portfolio (since March 2012). Mr.
Franco is a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2007.

Additional information about the portfolio manager may be found in the
Portfolio's SAI.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio declares dividends on its shares at least annually. The income and capital gains distributions are expected to be made in shares of the
Portfolio.

See the prospectus of the separate account of the participating insurance company for federal income tax information.

Investment income received by the Portfolio from sources within foreign countries may be subject to foreign income taxes withheld at the source.
Provided that certain requirements are met, the Portfolio may "pass-through" to its shareholders credits or deductions to foreign income taxes paid. Non-U.S.
investors may not be able to credit or deduct such foreign taxes.

                                                                             19

GLOSSARY
--------------------------------------------------------------------------------

FTSE NAREIT EQUITY REIT INDEX is an index of publicly traded REITs that own commercial property.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the
Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single share of a class of the Portfolio. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). The total returns in the table do not take into account separate account charges. If separate account charges were included, an investor's returns would have been lower. This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio, whose report, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
                                                                         2011       2010       2009     2008      2007
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                   $ 12.05   $  9.67     $  7.86  $ 16.20   $ 22.80
                                                                       -------   -------     -------  -------   -------
INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                   .08       .20         .20      .22       .16
Net realized and unrealized gain (loss) on investment and foreign
 currency transactions                                                    1.02      2.31        1.97    (4.37)    (2.90)
                                                                       -------   -------     -------  -------   -------
Net increase (decrease) in net asset value from operations                1.10      2.51        2.17    (4.15)    (2.74)
                                                                       -------   -------     -------  -------   -------
LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                                      (.15)     (.13)       (.20)    (.20)     (.25)
Distributions from net realized gain on investment transactions          (1.39)      -0-        (.16)   (3.99)    (3.61)
                                                                       -------   -------     -------  -------   -------
Total dividends and distributions                                        (1.54)     (.13)       (.36)   (4.19)    (3.86)
                                                                       -------   -------     -------  -------   -------
Net asset value, end of period                                         $ 11.61   $ 12.05     $  9.67  $  7.86   $ 16.20
                                                                       =======   =======     =======  =======   =======
TOTAL RETURN
Total investment return based on net asset value(b)                       8.75%*   26.05%      29.22%  (35.82)%  (14.76)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                              $13,536   $14,479     $12,517  $11,104   $22,281
Ratio to average net assets of:
 Expenses                                                                 1.13%     1.13%(c)    1.53%    1.26%     1.10%
 Net investment income                                                     .64%     1.89%(c)    2.67%    1.83%      .80%
Portfolio turnover rate                                                    114%      132%         94%      46%       51%
-------------------------------------------------------------------------------------------------------------------------

(a)Based on average shares outstanding.

(b)Total investment return is calculated assuming an initial investment made at
   NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect (i) insurance company's separate account related expense charges and (ii) the deductions of taxes that a shareholder would pay on Portfolio distributions or the redemption of
   Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.

*  Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the Portfolio's performance for the year ended December 31, 2011 by 0.06%.

                                                                             21

APPENDIX A
--------------------------------------------------------------------------------

HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION
--------------------------------------------------------------------------------

The settlement agreement between the Adviser and the New York Attorney General requires the Fund to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the
Portfolio" in this Prospectus about the effect of the Portfolio's expenses, including investment advisory fees and other Portfolio costs, on the
Portfolio's returns over a 10-year period. The chart shows the estimated expenses that would be charged on a hypothetical investment of $10,000 in Class
B shares of the Portfolio assuming a 5% return each year. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for the Portfolio is the same as stated under "Fees and Expenses of the Portfolio".
There are additional fees and expenses associated with variable products. These fees can include mortality and expense risk charges, administrative charges, and other charges that can significantly affect expenses. These fees and expenses are not reflected in the following expense information. Your actual expenses may be higher or lower.

ALLIANCEBERNSTEIN VPS REAL ESTATE INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

                            HYPOTHETICAL INVESTMENT              HYPOTHETICAL
               HYPOTHETICAL PERFORMANCE    AFTER    HYPOTHETICAL    ENDING
   YEAR         INVESTMENT    EARNINGS    RETURNS     EXPENSES    INVESTMENT
   --------------------------------------------------------------------------
   1            $10,000.00   $  500.00   $10,500.00  $  118.65    $10,381.35
   2             10,381.35      519.07    10,900.42     123.17     10,777.24
   3             10,777.24      538.86    11,316.10     127.87     11,188.23
   4             11,188.23      559.41    11,747.64     132.75     11,614.90
   5             11,614.90      580.74    12,195.64     137.81     12,057.83
   6             12,057.83      602.89    12,660.72     143.07     12,517.66
   7             12,517.66      625.88    13,143.54     148.52     12,995.02
   8             12,995.02      649.75    13,644.77     154.19     13,490.58
   9             13,490.58      674.53    14,165.11     160.07     14,005.04
   10            14,005.04      700.25    14,705.30     166.17     14,539.13
   --------------------------------------------------------------------------
   Cumulative                $5,951.38               $1,412.27

A-1

For more information about the Portfolio, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO CONTRACTHOLDERS
The Portfolio's annual and semi-annual reports to Contractholders contain additional information on the Portfolio's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

..  STATEMENT OF ADDITIONAL INFORMATION (SAI)
The Portfolio has an SAI, which contains more detailed information about the
Portfolio, including its operations and investment policies. The Portfolio's
SAI and the independent registered public accounting firm's report and financial statements in the Portfolio's most recent annual report to
Contractholders are incorporated by reference into (and are legally part of)
this Prospectus.

You may request a free copy of the current annual/semi-annual report or the
SAI, or make inquiries concerning the Portfolio, by contacting your broker or other financial intermediary, or by contacting the Adviser:

BY MAIL:   AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information: (800) 221-5672
           For Literature: (800) 227-4618

Or you may view or obtain these documents from the Securities and Exchange
Commission ("Commission"):

..  Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

..  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the
   Commission's Public Reference Section, Washington, DC 20549-1520.

You also may find these documents and more information about the Adviser and the Portfolios on the Internet at: www.AllianceBernstein.com.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

SEC File No. 811-05398

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